                                     PART I

OFFICE USE ONLY:         CHECK THE APPROPRIATE COMPANY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            APPLICATION FOR INDIVIDUAL AND MULTI-LIFE LIFE INSURANCE

[ ] METROPOLITAN LIFE INSURANCE COMPANY          [ ] METLIFE INVESTORS INSURANCE COMPANY
    200 Park Avenue, New York, NY 10166              13045 Tesson Ferry Road, St. Louis, MO 63128
[ ] NEW ENGLAND LIFE INSURANCE COMPANY           [ ] GENERAL AMERICAN LIFE INSURANCE COMPANY
    501 Boylston Street, Boston, MA 02116-3700       13045 Tesson Ferry Road, St. Louis, MO 63128

                                [ ] METLIFE INVESTORS USA INSURANCE COMPANY
                       222 Delaware Avenue, Suite 900, PO Box 25130, Wilmington, DE 19899

          THE COMPANY INDICATED ABOVE IS REFERRED TO AS "THE COMPANY".

--------------------------------------------------------------------------------
SECTION 1 PROPOSED INSURED(S)

1.   PROPOSED INSURED #1

                  FIRST                 MIDDLE               LAST
Name
     ---------------------------------------------------------------------------

Street
       -------------------------------------------------------------------------

City                                                   State        Zip
     -------------------------------------------------       ------     --------

Years at this address*                 SSN/Tax ID
                       ---------------            ------------------------------

Home Phone Number (     )               Best TIME to call:        FROM
                   -----  -------------                                ---------

Work Phone Number (     )               [ ] Daytime [ ] Evening   TO
                   -----  -------------                              -----------

Cell Phone Number (     )               Best NUMBER to call: [ ] Home  [ ] Work [ ] Cell
                   -----  -------------

Driver's License Number                                          State
                        ----------------------------------------       ---------

License Issue Date                             License Expiration Date
                   ---------------------------                         ---------

Marital Status   [ ] Single [ ] Married [ ] Separated [ ] Divorced [ ] Widowed

                 MONTH      DAY      YEAR
Date of Birth                                 State/Country of Birth
              -------------------------------                        -----------

Sex   [ ] Male [ ] Female                 Net Worth $
                                                      --------------------------

Annual Earned Income $                    Annual Unearned Income $
                       ------------------                          -------------

Employer's Name
                ----------------------------------------------------------------

Street
       -------------------------------------------------------------------------

City                                              State             Zip
     --------------------------------------------      ------------    ---------

Position/Title/Duties                               Length of Employment
                      ------------------------------                     -------

*If less than 3 years, add prior residence address in Additional Information Section, Page 13.

NOTE: P.O. Box numbers CANNOT be accepted for street addresses.

--------------------------------------------------------------------------------
IF ADDRESS IS SAME AS PROPOSED INSURED #1, WRITE "SAME".

2. PROPOSED INSURED #2

Life 2, Spouse, Designated Life, Person to be covered under Applicant's Waiver of Premium Benefit

Relationship to Proposed Insured #1

                  FIRST                 MIDDLE               LAST
Name
     ---------------------------------------------------------------------------

Street
       -------------------------------------------------------------------------

City                                                   State        Zip
     -------------------------------------------------       ------     --------

Years at this address*                 SSN/Tax ID
                       ---------------            ------------------------------

Home Phone Number (     )               Best TIME to call:
                   -----  -------------

Work Phone Number (     )               [ ] Daytime [ ] Evening
                   -----  -------------

Cell Phone Number (     )               Best NUMBER to call: [ ] Home  [ ] Work [ ] cell
                   -----  -------------

Driver's License Number                                          State
                        ----------------------------------------       ---------

Issue Date                                 Expiration Date
           -------------------------------                 ---------------------

Marital Status   [ ] Single [ ] Married [ ] Separated [ ] Divorced [ ] Widowed

                 MONTH      DAY      YEAR
Date of Birth                                 State/Country of Birth
              -------------------------------                        -----------

Sex   [ ] Male [ ] Female                 Net Worth $
                                                      --------------------------

Annual Earned Income $                    Annual Unearned Income $
                       ------------------                          -------------

Employer's Name
                ----------------------------------------------------------------

Street
       -------------------------------------------------------------------------

City                                                   State        Zip
     -------------------------------------------------       ------     --------

Position/Title/Duties                               Length of Employment
                      ------------------------------                     -------

ADDITIONAL INSUREDS: See Supplemental Forms Package.

ENB-7-05                                                              XX (xx/0x)

2

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.
--------------------------------------------------------------------------------
SECTION 1 PROPOSED INSURED(S) (CONTINUED)

3.   DEPENDENT SPOUSE OR MINOR
A.   Are any persons to be insured a dependent spouse?            [ ] YES [ ] NO
IF YES, please provide:
   Amount of EXISTING insurance on spouse of Proposed Insured    $
                                                                  --------------
   Amount of insurance APPLIED FOR on spouse of Proposed Insured $
                                                                  --------------

B.1. Are any persons to be insured a dependent minor?             [ ] YES [ ] NO

IF YES, please provide:

   Amount of EXISTING insurance on father/guardian               $
                                                                  --------------
   Amount of insurance APPLIED FOR on father/guardian            $
                                                                  --------------
   Amount of EXISTING insurance on mother/guardian               $
                                                                  --------------
   Amount of insurance APPLIED FOR on mother/guardian            $
                                                                  --------------

   2. Are all siblings of this dependent minor equally insured?   [ ] YES [ ] NO

IF NO, please provide details:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTION 2 EXISTING OR APPLIED FOR INSURANCE

1.   EXISTING OR APPLIED FOR INSURANCE

A. Do any of the Proposed Insureds or Owners have any existing or applied for life insurance (L) or annuity (A) contracts with this or any other company?

                                                 PROPOSED INSURED [ ] YES [ ] NO
                                                           OWNER  [ ] YES [ ] NO

IF YES, provide details on PROPOSED INSURED ONLY:

-------------------------------------------------------------------------------------
    PROPOSED
    INSURED                  TYPE    AMOUNT OF   YEAR OF    ACCIDENTAL    EXISTING OR
(#1, #2, OTHER)   COMPANY   (L, A)   INSURANCE    ISSUE    DEATH AMOUNT   APPLIED FOR
-------------------------------------------------------------------------------------
                                                                              [ ]E
                                                                              [ ]A
-------------------------------------------------------------------------------------
                                                                              [ ]E
                                                                              [ ]A
-------------------------------------------------------------------------------------
                                                                              [ ]E
                                                                              [ ]A
-------------------------------------------------------------------------------------
                                                                              [ ]E
                                                                              [ ]A
-------------------------------------------------------------------------------------
                                                                              [ ]E
                                                                              [ ]A
-------------------------------------------------------------------------------------

B. Do any of the Proposed Insureds have any application for disability insurance (D) or critical illness insurance (C) or long term care insurance
     (LTC) applied for or planned with THIS Company or its affiliates?
                                                                  [ ] YES [ ] NO

IF YES, provide: Proposed Insured (#1, #2, other)       Type (D, C, LTC)
                                                 ------                  -------

IF YES Some states require the completion of an additional form. See instructions on the cover of the Replacement Forms Package.

--------------------------------------------------------------------------------
2.   REPLACEMENT

A. In connection with this application, has there been, or will there be with this or any other company any: surrender transaction; loan; withdrawal; lapse; reduction or redirection of premium/consideration; or change transaction (except conversions) involving an annuity or other life
     insurance?                                                   [ ] YES [ ] NO

IF YES, complete Replacement Questionnaire and Disclosure AND any other state required replacement forms.

B. Is this an exchange under Internal Revenue code section 1035?  [ ] YES [ ] NO

IF YES, complete the 1035 Exchange Authorization FOR EACH AFFECTED POLICY.

Applicable replacement and 1035 exchange forms can be found in Replacement Forms Package.

ENB-7-05                                                              XX (xx/0x)

--------------------------------------------------------------------------------

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

--------------------------------------------------------------------------------
SECTION 3 OWNER

IDENTITY of PRIMARY OWNER (Check one.)

[ ]  Proposed Insured #1 COMPLETE QUESTION 1 ONLY.
[ ]  Proposed Insured #2 COMPLETE QUESTION 1 ONLY.
[ ]  Other Person COMPLETE QUESTIONS 1 AND 2.
[ ]  Entity COMPLETE QUESTION 3 ONLY.

--------------------------------------------------------------------------------
IF U.S. DRIVER'S LICENSE ALREADY PROVIDED, NO FURTHER INFORMATION IS REQUIRED.

1. OWNER IDENTIFICATION

[ ] U.S. Driver's License already provided on page 1 (Proposed Insured)

[ ] U.S. Driver's License [ ] Green Card [ ] Passport [ ] Other GOVERNMENT ISSUED

                                                                ---------------------
Issuer of ID                                       ID Issue Date
             -------------------------------------               ---------------
ID Reference Number                                ID Expiration Date
                   -------------------------------                    ----------

--------------------------------------------------------------------------------
2. OWNER OTHER THAN PROPOSED INSURED(S)

                 FIRST                MIDDLE                 LAST
Name
     ---------------------------------------------------------------------------

Street
       -------------------------------------------------------------------------

City                                                  State       Zip
     ------------------------------------------------       -----     ----------

Phone Number (   )
             -------------------------------------------------------------------

Citizenship                        Country of Permanent Residence
            ----------------------                                --------------

                   MONTH      DAY      YEAR
Date of Birth                                   SSN/Tax ID
              ---------------------------------            ---------------------

Relationship to Proposed Insured(s)
                                    --------------------------------------------

Employer's Name
                ----------------------------------------------------------------

Street
       -------------------------------------------------------------------------

City                                                  State       Zip
     ------------------------------------------------       -----     ----------

Position/Title/Duties                           Length of Employment
                      -------------------------                      -----------

[ ] Check if you wish ownership to revert to Insured upon Owner and Contingent Owner's death.

NOTE: P.O. Box numbers CANNOT be accepted for street addresses.

IF CUSTODIAN is acting on behalf of a minor under UTMA/ UGMA, please complete Additional Owner Form in Supplemental Forms package.

--------------------------------------------------------------------------------
3.   ENTITY/TRUST AS OWNER

Entity/Trust Type: [ ] C Corporation   [ ] S Corporation         [ ] LLC
                   [ ] Partnership     [ ] Sole Proprietorship   [ ] Trust

IF TRUST Complete Trust Certification form in Supplemental Forms Package.

IF BUSINESS Complete Business Supplement form in Supplemental Forms Package.

                                                      MONTH     DAY    YEAR
Tax ID Number                       Date of Trust
              ---------------------               ------------------------------

Name of Entity/Trust
                     -----------------------------------------------------------

Name of Trustee(s)
                   -------------------------------------------------------------

Street
       -------------------------------------------------------------------------

City                                                  State       Zip
     ------------------------------------------------       -----     ----------

Proposed Insured(s) Relationship to Entity
                                           -------------------------------------

Nature of Business                                    Business Phone
                   ----------------------------------                -----------

Is entity publicly traded?   [ ] YES   [ ] NO

IF NO, please supply one of the following documents: (INDICATE WHICH ONE YOU ARE SUPPLYING.)

     [ ]  Articles of Incorporation/Government Issued Business License
     [ ]  LLC Operating Agreement
     [ ]  Partnership Agreement
     [ ]  Government Issued Certificate of Good Standing

ENB-7-05                                                              XX (xx/0x)

4

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.
--------------------------------------------------------------------------------
SECTION 4 BENEFICIARY(IES)

NOTE: Federal law states if you leave someone with special needs any assets over $2,000, they may lose eligibility for most government benefits.

--------------------------------------------------------------------------------
CONTINGENT BENEFICIARIES ONLY

[ ] Check here if you want any and all living and future natural or adopted children of Proposed Insured #1 to be included as Contingent Beneficiaries. Name any living children as beneficiaries below.

--------------------------------------------------------------------------------
[ ] CHECK HERE AND DO NOT COMPLETE IF PRIMARY BENEFICIARY IS SAME AS TRUST OR ENTITY OWNER.

[ ]  PRIMARY

                  FIRST                  MIDDLE                 LAST
Name
     ---------------------------------------------------------------------------

Street
       -------------------------------------------------------------------------

City                                                  State       Zip
     ------------------------------------------------       -----     ----------

                   MONTH      DAY      YEAR
Date of Birth                                   SSN/Tax ID NOT REQUIRED
              ---------------------------------

Relationship to Proposed Insured(s)
                                    --------------------------------------------

Percent of Proceeds         (Multiple Beneficiaries will receive an equal
                    ------- percentage of proceeds unless otherwise instructed.)

[ ] PRIMARY [ ] CONTINGENT

                  FIRST                  MIDDLE                 LAST
Name
     ---------------------------------------------------------------------------

Street
       -------------------------------------------------------------------------

City                                                  State       Zip
     ------------------------------------------------       -----     ----------

                   MONTH      DAY      YEAR
Date of Birth                                   SSN/Tax ID NOT REQUIRED
              ---------------------------------

Relationship to Proposed Insured(s)
                                    --------------------------------------------

Percent of Proceeds         (Multiple Beneficiaries will receive an equal
                    ------- percentage of proceeds unless otherwise instructed.)

[ ] PRIMARY [ ] CONTINGENT

                  FIRST                  MIDDLE                 LAST
Name
     ---------------------------------------------------------------------------

Street
       -------------------------------------------------------------------------

City                                                  State       Zip
     ------------------------------------------------       -----     ----------

                   MONTH      DAY      YEAR
Date of Birth                                   SSN/Tax ID NOT REQUIRED
              ---------------------------------

Relationship to Proposed Insured(s)
                                    --------------------------------------------

Percent of Proceeds         (Multiple Beneficiaries will receive an equal
                    ------- percentage of proceeds unless otherwise instructed.)

If there is a court appointed legal Guardian for Beneficiary, provide name and address in Additional Information Section, Page 13.

--------------------------------------------------------------------------------
SECTION 5 CUSTODIAN ACTING FOR MINOR BENEFICIARY(IES)

                       FIRST           MIDDLE           LAST
Custodian's name
                 ---------------------------------------------------------------

                                    NAME(S) OF MINOR(S)
as custodian for
                 ---------------------------------------------------------------

                 NAME OF STATE
under the                            Uniform Transfers [or Gifts] to Minors Act.
          --------------------------

Street
       -------------------------------------------------------------------------

City                                                  State       Zip
     ------------------------------------------------       -----     ----------

Relationship to Minor(s)
                         -------------------------------------------------------

ENB-7-05                                                              XX (xx/0x)

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.
--------------------------------------------------------------------------------
SECTION 6 INFORMATION REGARDING INSURANCE APPLIED FOR

1.   PRODUCT & FACE AMOUNT

Product Name
             -------------------------------------------------------------------

Face Amount $                    (COMPLETE PERSONAL FINANCIAL SUPPLEMENT
             ------------------- IF $1,000,000 OR MORE.)

[ ] Group Conversion*
Optional Benefits and Riders:
[ ] Guaranteed Survivor Plus Purchase Options (GSPO+)*
    Option Period(s): COMPLETE FOR FIRST DESIGNATED LIFE   $
                                                            --------------------
[ ] Guaranteed Survivor Income Benefit (GSIB)
[ ] Term Rider SPECIFY:                                    $
                       ---------------------------------    --------------------
[ ] Life Guaranteed Purchase Option (LGPO)
[ ] Acceleration of Death Benefit Rider (ADBR)*
[ ] Enricher Options (PAIR/VABR)* SPECIFY:                 $
                                          --------------    --------------------
[ ] Long Term Care Guaranteed Purchase Option (LTC-GPO)
[ ] Disability Waiver (DW) SPECIFY:                        $
                                   ---------------------    --------------------
[ ] Other
          ----------------------------------------------------------------------

Special Requests/Other:
[ ] Save Age   [ ] Specific Policy Date
                                       -----------------------------------------
[ ] Other
          ----------------------------------------------------------------------

--------------------------------------------------------------------------------

Check here if [ ] alternate OR [ ] additional policy is requested and provide full details below. Include SIGNED & DATED illustration for each policy requested.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Complete these forms, if applicable:

     .    ADBR
     .    Enricher/Equity Additions
     .    Group Conversion
     .    GSPO+

These forms can be found in the Supplemental Forms Package.

--------------------------------------------------------------------------------
2.   ADDITIONAL INFORMATION FOR WHOLE LIFE PRODUCTS

Do you request automatic payment of premium in default by Policy Loan
(FOR TRADITIONAL PLANS), if available?                            [ ] YES [ ] NO

Dividend Options:
[ ] Paid-up Additions [ ] VAI Equity Additions* [ ] Premium Reduction
[ ] Cash              [ ] Accumulations/DWI
[ ] Other
          ----------------------------------------------------------------------

--------------------------------------------------------------------------------
3.   ADDITIONAL INFORMATION FOR UNIVERSAL LIFE/VARIABLE LIFE PRODUCTS

Planned Premium Amount: Year 1 $               Excess/Lump Sum $
                                --------------                  ----------------
Duration of premium payments
                             ---------------------------------------------------
Planned annual unscheduled payment (IF APPLICABLE): $
                                                     ---------------------------
Renewal Premium (IF APPLICABLE): $
                                  ----------------------------------------------
Death Benefit Option/Contract Type
                                   ---------------------------------------------
Definition of Life Insurance Test: [ ] Guideline Premium Test
[ ] Cash Value Accumulation Test
(IF AVAILABLE UNDER POLICY APPLIED FOR)

Guaranteed to age: (VUL ONLY) [ ] 65 [ ] 75 [ ] 85 [ ] 5 years [ ] Other
                                                                         -------

For Variable Life, also complete Variable Life Supplement.

--------------------------------------------------------------------------------
4.   ADDITIONAL INFORMATION FOR QUALIFIED PLANS

Qualified/Non-Qualified Plan number      EGN/PENSION NUMBER

                                    ----------------------------

ENB-7-05                                                              XX (xx/0x)

6

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.
--------------------------------------------------------------------------------

SECTION 7 PAYMENT INFORMATION

1.   PAYMENT MODE (CHECK ONE.)

DIRECT BILL:        [ ] Annual   [ ] Semi-Annual   [ ] Quarterly

ELECTRONIC PAYMENT: [ ] Monthly

SPECIAL ACCOUNT:    [ ] Government Allotment       [ ] Salary Deduction

Additional Details:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If MONTHLY ELECTRONIC PAYMENT is chosen, complete Electronic Payment Account Agreement.

--------------------------------------------------------------------------------
2.   SOURCE OF CURRENT AND FUTURE PAYMENTS (CHECK ALL THAT APPLY.)

[ ] Earned Income   [ ] Mutual Fund/Brokerage Account   [ ] Money Market Fund
[ ] Savings   [ ] Use of Values in another Life Insurance/Annuity Contract
[ ] Certificate of Deposit   [ ] Loans   [ ] Other
                                                   -----------------------------

--------------------------------------------------------------------------------
3.   PAYMENT

Amount collected with application $
                                   ---------------------------------------------
(MUST EQUAL AT LEAST ONE MONTHLY PREMIUM.)

Premium Payor:
[ ] Proposed Insured #1   [ ] Proposed Insured #2   [ ] Primary Owner

[ ] Other

    Name
         -----------------------------------------------------------------------

    Relationship to Proposed Insured(s) and Owner
                                                  ------------------------------

    Reason this person is the Payor
                                    --------------------------------------------

NOTE: It is Company Policy to not accept cash, traveler's checks, or money orders as a form of payment for Variable Life Products.

--------------------------------------------------------------------------------
4.   BILLING ADDRESS INFORMATION

[ ] Proposed Insured #1 Address   [ ] Proposed Insured #2 Address

[ ] Primary Owner's Address

[ ] Other Premium Payor's/Alternate Billing Address (PROVIDE DETAILS HERE.)

Street
       -------------------------------------------------------------------------

City                                               State           Zip
     ---------------------------------------------       ---------     ---------

[ ] Special Arrangements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
E-MAIL ADDRESSES
(OPTIONAL)

Proposed Insured #1
                    ------------------------------------------------------------

Proposed Insured #2
                    ------------------------------------------------------------

Primary Owner
              ------------------------------------------------------------------

Joint/Contingent Owner
                       ---------------------------------------------------------

ENB-7-05                                                              XX (xx/0x)

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.
--------------------------------------------------------------------------------
SECTION 8 GENERAL RISK QUESTIONS

The following questions are to be answered for ALL persons to be insured, including those covered by any riders applied for.

--------------------------------------------------------------------------------
1. Within the past three years has ANY person to be insured flown in a plane other than as a passenger on a scheduled airline or have plans for such
     activity Within the next year?                               [ ] YES [ ] NO

IF YES, complete a separate Aviation Supplement for each applicable Proposed
     Insured.

--------------------------------------------------------------------------------
2. Within the past three years has ANY person to be insured participated in or intend to participate in ANY of the following:

     Underwater sports - (SCUBA diving, skin diving, or similar activities);

     Sky sports - (skydiving, hang gliding, parachuting, ballooning or similar activities);

     Racing sports - (motorcycle, auto, motor boat or similar activities);

     Rock or mountain climbing or similar activities;

     Bungee jumping or similar activities?                        [ ] YES [ ] NO

IF YES, complete a separate Avocation Supplement for each applicable Proposed
     Insured.

If you need more space, please use the Additional Information Section, Page 13.

--------------------------------------------------------------------------------
3.   Within the PAST TWO YEARS has ANY person to be insured TRAVELED or RESIDED
     outside the U.S. or Canada?                                  [ ] YES [ ] NO

IF YES, for each occurence, please provide Proposed Insured, duration, country and purpose.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
4.   Within NEXT TWO YEARS does ANY person to be insured INTEND TO TRAVEL or
     RESIDE outside the U.S. or Canada?                           [ ] YES [ ] NO

IF YES, for each occurence, please provide Proposed Insured, duration, country and purpose.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
5.   CITIZENSHIP/RESIDENCY

     A. Are all persons to be insured U.S. Citizens?              [ ] YES [ ] NO

IF NO, please provide details:

Proposed Insured(s)                     Country of Citizenship
                    -----------------                          -----------------
Visa Type/ID                            Visa Number
             ------------------------               ----------------------------
Expiration Date                         Length of Time in U.S.
                ---------------------                          -----------------

[ ] Check here if currently applying for a Social Security number.

     B. Are all persons to be insured permanent residents of the
     United States?                                               [ ] YES [ ] NO
IF NO, please provide details:

Proposed Insured(s)
                    ------------------------------------------------------------
Country of Residence
                     -----------------------------------------------------------

ENB-7-05                                                               XX(xx/0x)

8

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.
--------------------------------------------------------------------------------
SECTION 8 GENERAL RISK QUESTIONS (CONTINUED)

The following questions are to be answered for ALL persons to be insured, including those covered by any riders applied for.

--------------------------------------------------------------------------------
6. In the last five years, has ANY person to be insured used tobacco products (e.g., cigarettes; cigars; pipes; smokeless tobacco; chew; etc.) or
     nicotine substitutes (e.g., patch, gum)?                     [ ] YES [ ] NO

IF YES, please provide details:

Proposed Insured(s)                                  Date Last Used
                    --------------------------------                ------------
Type
     ---------------------------------------------------------------------------
Amount/Frequency
                 ---------------------------------------------------------------

--------------------------------------------------------------------------------
7. Has ANY person to be insured: EVER had a driver's license suspended or revoked; EVER been convicted of DUI OR DWI; or had, in the last five years,
     any moving violations?                                       [ ] YES [ ] NO

IF YES, please provide Proposed Insured, date and violation.

Proposed Insured(s)
                    ------------------------------------------------------------
Details:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

If you need more space, please use the Additional Information Section, Page 13.

--------------------------------------------------------------------------------

8. Has any person to be insured EVER had an application for life, disability income or health insurance declined, postponed, rated or modified or
     required an extra premium?                                   [ ] YES [ ] NO

IF YES, please provide details:

Proposed Insured(s)
                    ------------------------------------------------------------
Details:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9.   Are all persons to be insured: actively at work; or a homemaker performing regular household duties; or a student attending school
     regularly?                                                   [ ] YES [ ] NO

IF NO, please provide details:

Proposed Insured(s)
                    ------------------------------------------------------------
Details:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

10.  LONG TERM CARE GUARANTEED PURCHASE OPTION RIDER

Please answer these questions ONLY IF REQUESTING THE LONG TERM CARE GUARANTEED PURCHASE OPTION RIDER.

A.   Does any person to be insured under this rider currently use any mechanical equipment such as: a walker; a wheelchair;
     long leg braces; or crutches?                                [ ] YES [ ] NO

IF YES, please note which and the reason.

--------------------------------------------------------------------------------

Proposed Insured(s)
                    ------------------------------------------------------------

B. Does any person to be insured under this rider need any assistance or supervision with any of the following activities: bathing; dressing; walking; moving in/out of a chair or bed; toileting; continence; or taking
     medication?                                                  [ ] YES [ ] NO

Proposed Insured(s)
                    ------------------------------------------------------------

ENB-7-05                                                               XX(xx/0x)

                                     PART II

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

--------------------------------------------------------------------------------
SECTION 1 PHYSICIAN INFORMATION

1.   PHYSICIAN

Please provide name of doctor, practitioner, or health care facility who can provide the most complete and up to date information concerning the present health of the Proposed Insured(s).

PHYSICIAN INFORMATION FOR PROPOSED INSURED #1

[ ] Check here if no doctor, practitioner or health care facility is known.

Physician Name                            Phone Number (     )
               --------------------------               -----  -----------------

Name of Practice/Clinic                   Fax Number (     )
                        -----------------             -----  -------------------

Street
       -------------------------------------------------------------------------

City                                      State                Zip
     ------------------------------------       --------------     -------------

                    MONTH  DAY  YEAR
Date Last Consulted                  Reason
                    ----------------        ------------------------------------

Findings, treatment given, medication prescribed. If None, check here [ ].

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PHYSICIAN INFORMATION   [ ] PROPOSED INSURED #1   [ ] PROPOSED INSURED #2

[ ] Check here if no doctor, practitioner or health care facility is known.

Physician Name                            Phone Number (     )
               --------------------------               -----  -----------------

Name of Practice/Clinic                   Fax Number (     )
                        -----------------             -----  -------------------

Street
       -------------------------------------------------------------------------

City                                      State                Zip
     ------------------------------------       --------------     -------------

                    MONTH  DAY  YEAR
Date Last Consulted                  Reason
                    ----------------        ------------------------------------

Findings, treatment given, medication prescribed. If None, check here [ ].

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PLEASE NOTE: If FULL PARAMEDICAL exam is required, completion of Medical questions is OPTIONAL but will expedite your application.

--------------------------------------------------------------------------------
SECTION 2 MEDICAL QUESTIONS

1.   HEIGHT/WEIGHT

Proposed Insured #1   Height                   Weight
                             -----------------        --------------------------

Proposed Insured #2   Height                   Weight
                             -----------------        --------------------------

Has any Proposed Insured experienced a change in weight (greater than 10 pounds)
in the past 12 months?                                            [ ] YES [ ] NO

IF YES, specify:

Proposed Insured #1   Pounds lost              Pounds gained
                                  ------------               -------------------

Proposed Insured #2   Pounds lost              Pounds gained
                                  ------------               -------------------

Reason
       -------------------------------------------------------------------------

ENB-7-05                                                              XX (xx/0x)

10

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.
--------------------------------------------------------------------------------
SECTION 2 MEDICAL QUESTIONS (CONTINUED)

2. Has a parent (P) or sibling (S) of any person to be insured ever had: heart disease; coronary artery disease; high blood pressure; diabetes; or mental
     illness?                                                     [ ] YES [ ] NO

IF YES, indicate below:

----------------------------------------------------------------------------
                                                          STATE OF HEALTH,
    PROPOSED        RELATIONSHIP TO   AGE IF   AGE AT   SPECIFIC CONDITIONS,
INSURED (#1, #2)   PROPOSED INSURED   LIVING    DEATH      CAUSE OF DEATH
----------------------------------------------------------------------------
                     [ ] P   [ ] S
----------------------------------------------------------------------------
                     [ ] P   [ ] S
----------------------------------------------------------------------------
                     [ ] P   [ ] S
----------------------------------------------------------------------------
                     [ ] P   [ ] S
----------------------------------------------------------------------------

3. Has ANY person to be insured EVER received treatment, attention, or advice from any physician, practitioner or health facility for, or been told by any physician, practitioner or health facility that he/she had:

                                                                       OTHER
                                            PROPOSED     PROPOSED    PROPOSED
                                           INSURED #1   INSURED #2    INSURED
                                           ----------   ----------   --------
                                           YES    NO    YES   NO     YES  NO
A.   High blood pressure; chest pain;
     heart attack; or any other disease
     or disorder of the heart or
     circulatory system?                   [ ]   [ ]    [ ]   [ ]    [ ]  [ ]

B.   Asthma; bronchitis; emphysema;
     sleep apnea; shortness of breath;
     or any other disease or disorder of
     the lungs or respiratory system?      [ ]   [ ]    [ ]   [ ]    [ ]  [ ]

C.   Seizures; stroke; paralysis;
     Alzheimer's disease; multiple
     sclerosis; memory loss; Parkinson's
     disease; progressive neurological
     disorder; headaches; or any other
     disease or disorder of the brain or
     nervous system?                       [ ]   [ ]    [ ]   [ ]    [ ]  [ ]

PLEASE NOTE: If FULL PARAMEDICAL exam is required, completion of Medical questions is OPTIONAL but will expedite your application.

--------------------------------------------------------------------------------
DETAILS: If you ANSWERED YES to any of the above questions, please provide details here.

-----------------------------------------------------------------------------------------------------
QUESTION   PROPOSED INSURED           NAME OF PHYSICIAN         DATE/DURATION    DIAGNOSIS/SEVERITY
 NUMBER          NAME         ADDRESS IF NOT ALREADY PROVIDED    OF ILLNESS     MEDICATIONS/TREATMENT
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

ENB-7-05                                                              XX (xx/0x)

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.
--------------------------------------------------------------------------------
SECTION 2 MEDICAL QUESTIONS (CONTINUED)

3. Has ANY person to be insured EVER received treatment, attention, or advice from any physician, practitioner or health facility for, or been told by any physician, practitioner or health facility that he/she had:

                                                                         OTHER
                                              PROPOSED     PROPOSED     PROPOSED
                                             INSURED #1   INSURED #2    INSURED
                                             ----------   ----------   ---------
                                              YES   NO     YES   NO    YES   NO

D.   Ulcers; colitis; hepatitis;
     cirrhosis; or any other disease or
     disorder of the liver; gallbladder;
     stomach; or intestines?                  [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

E.   Any disease or disorder of: the
     kidney; bladder; or prostate; or
     blood, protein or pus in the urine?      [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

F.   Diabetes; thyroid disorder; or any
     other endocrine problem(s)?              [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

G.   Arthritis; gout; or disorder of the
     muscles, bones or joints?                [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

H.   Cancer; tumor; polyp; cyst or any
     skin disease or disorder?                [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

I.   Anemia; leukemia; or any other
     disorder of the blood or lymph
     glands?                                  [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

J.   Depression; stress; anxiety; or any
     other psychological or emotional
     disorder or symptoms?                    [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

K.   Any disease or disorder of the eyes,
     ears, nose, or throat?                   [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

PLEASE NOTE: If FULL PARAMEDICAL exam is required, completion of Medical questions is OPTIONAL but will expedite your application.

--------------------------------------------------------------------------------
DETAILS: If you ANSWERED YES to any of the above questions, please provide details here.

QUESTION   PROPOSED INSURED          NAME OF PHYSICIAN          DATE/DURATION     DIAGNOSIS/SEVERITY
 NUMBER          NAME         ADDRESS IF NOT ALREADY PROVIDED     OF ILLNESS    MEDICATIONS/TREATMENT
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

ENB-7-05                                                              XX (xx/0x)

12

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.
--------------------------------------------------------------------------------
SECTION 2 MEDICAL QUESTIONS (CONTINUED)

4.   Has ANY person to be insured:

                                                                         OTHER
                                              PROPOSED     PROPOSED     PROPOSED
                                             INSURED #1   INSURED #2    INSURED
                                             ----------   ----------   ---------
                                              YES   NO     YES   NO    YES   NO

A.   Currently, or within the past six
     months, been under observation or
     received treatment or taken any
     medication? (Including
     over-the-counter medications,
     vitamins, herbal supplements, etc.)      [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

B.   For the next six months, scheduled
     any doctor's visits, medical care, or
     surgery?                                 [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

C.   During the past five years, had a:
     checkup; electrocardiogram; chest
     x-ray; or medical test?                  [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

D.   During the past five years, had any
     illness, injury or health condition
     not revealed above; or have been
     recommended to have any:
     hospitalization; surgery; medical
     test; or medication?                     [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

E.   EVER been diagnosed with or treated
     by a member of the medical profession
     for Acquired Immune Deficiency
     Syndrome (AIDS)?                         [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

F.   EVER tested positive for the AIDS
     Human Immunodeficiency Virus (HIV) or
     for antibodies to the AIDS (HIV)
     virus?                                   [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

G.   EVER used heroin, cocaine,
     barbituates, or other drugs, except
     as prescribed by a physician or other
     licensed practitioner?                   [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

H.   EVER received treatment from a
     physician or counselor regarding the
     use of alcohol, or the use of drugs,
     except for medicinal purposes; or
     received treatment or advice from an
     organization that assists those who
     have an alcohol or drug problem?         [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

PLEASE NOTE: If FULL PARAMEDICAL exam is required, completion of Medical questions is OPTIONAL but will expedite your application.

--------------------------------------------------------------------------------
DETAILS: If you ANSWERED YES to any of the above questions, please provide details here.

QUESTION   PROPOSED INSURED          NAME OF PHYSICIAN          DATE/DURATION     DIAGNOSIS/SEVERITY
 NUMBER          NAME         ADDRESS IF NOT ALREADY PROVIDED     OF ILLNESS    MEDICATIONS/TREATMENT
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

ENB-7-05                                                              XX (xx/0x)

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION

                  USE THIS PAGE FOR ANY ADDITIONAL INFORMATION.
                      ATTACH A SEPARATE SHEET IF NECESSARY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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ENB-7-05                                                              XX (xx/0x)

14

--------------------------------------------------------------------------------

CERTIFICATION/ AGREEMENT/ DISCLOSURE

--------------------------------------------------------------------------------
CERTIFICATION REGARDING SALES ILLUSTRATION Agent must check the appropriate statement below.

[ ] Agent certifies that a signed illustration is NOT REQUIRED by law or the policy applied for is not illustrated in this state.
[ ] An illustration was signed and MATCHES THE POLICY APPLIED FOR. It is included with this application.
[ ] An illustration was shown or provided but is DIFFERENT FROM THE POLICY APPLIED FOR. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery.
[ ] NO ILLUSTRATION CONFORMING TO THE POLICY as applied for was shown or provided prior to or at the time of this application. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery.
[ ] If illustration was ONLY SHOWN ON A COMPUTER SCREEN, check and complete details below.

--------------------------------------------------------------------------------
     An illustration was displayed on a computer screen. The displayed illustration MATCHES THE POLICY APPLIED FOR but no printed copy of the illustration was provided. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery. The illustration on the screen included the following personal and policy information:

        1. Gender (as illustrated)              [ ] M   [ ] F   [ ] Unisex     Age
                                                                                   ------------------------
        2. Rating class (e.g. standard, smoker) [ ] Preferred   [ ] Standard   [ ] Non-smoker   [ ] Smoker
                                                [ ] Other
                                                          -------------------------------------------------
        3 Type of policy (e.g. L-98, Whole Life)
                                                 ----------------------------------------------------------
        4. Initial Death Benefit $                     Death Benefit Option
                                  --------------------                      -------------------------------
        5. Guaranteed Minimum Death Benefit     [ ] age 55  [ ] age 65  [ ] age 75  [ ] age 85  [ ] 5 years

        6. Dividend Option
                           --------------------------------------------------------------------------------
        7. Riders                                                    $
                  --------------------------------------------------  -------------------------------------
                                                                     $
                  --------------------------------------------------  -------------------------------------
                                                                     $
                  --------------------------------------------------  -------------------------------------

--------------------------------------------------------------------------------
FRAUD WARNINGS

ARKANSAS, KENTUCKY, LOUISIANA, NEW MEXICO, OHIO, OKLAHOMA

Any person who knowingly and with intent to defraud any insurance company or any other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading information concerning any fact material thereto, commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

--------------------------------------------------------------------------------
WASHINGTON D.C., TENNESSEE, VIRGINIA

It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or denial of insurance benefits.

--------------------------------------------------------------------------------
AGREEMENT/DISCLOSURE

I HAVE READ THIS APPLICATION FOR LIFE INSURANCE INCLUDING ANY AMENDMENTS AND SUPPLEMENTS AND TO THE BEST OF MY KNOWLEDGE AND BELIEF, ALL STATEMENTS ARE TRUE AND COMPLETE. I ALSO AGREE THAT:

..    My statements in this application and any amendment(s), paramedical/medical exam and supplement(s) are the basis of any policy issued.
..    This application and any: amendment(s); paramedical/medical exam; and
     supplement(s) to this application, will be attached to and become part of the new policy.
..    No information will be deemed to have been given to the Company unless it is stated in this application and paramedical/medical exam, and any supplement(s).
..    Only the Company's President, Secretary or Vice-President may: (a) make or change any contract of insurance; (b) make a binding promise about insurance; or (c) change or waive any term of an application, receipt, or policy.
..    Except as stated in the Temporary Insurance Agreement and Receipt, no insurance will take effect until a policy is delivered to the Owner and the full first premium due is paid. It will only take effect at the time it is delivered if: (a) the condition of health of each person to be insured is the same as stated in the application; and (b) no person to be insured has received any medical advice or treatment from a medical practitioner since the date of the application.

ENB-7-05                                                              XX (xx/0x)

--------------------------------------------------------------------------------

CERTIFICATION/ AGREEMENT/ DISCLOSURE

(CONTINUED)

--------------------------------------------------------------------------------
..    I understand that paying my insurance premiums more frequently than annually may result in a higher yearly out-of-pocket cost or different cash values.
..    IF I INTEND TO REPLACE EXISTING INSURANCE OR ANNUITIES, I HAVE SO INDICATED
     IN SECTION 2, QUESTION 2 OF THIS APPLICATION.
..    I HAVE RECEIVED THE COMPANY'S CONSUMER PRIVACY NOTICE AND, AS REQUIRED, THE
     LIFE INSURANCE BUYER'S GUIDE.
..    IF I WAS REQUIRED TO SIGN AN HIV INFORMED CONSENT AUTHORIZATION, I HAVE
     RECEIVED A COPY OF THAT AUTHORIZATION.
--------------------------------------------------------------------------------

TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

Under penalties of perjury, I, the Owner, certify that:

     The number shown in this application is my correct taxpayer identification number, and I am not subject to backup withholding because:

(a) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; OR
(b) the IRS has notified me that I am not subject to backup withholding. (IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN, YOU MUST CROSS OUT AND INITIAL THIS ITEM.)

I am a U.S. citizen or a U.S. resident alien for tax purposes.

     (IF YOU ARE NOT A U.S. CITIZEN OR A U.S. RESIDENT ALIEN FOR TAX PURPOSES, PLEASE CROSS OUT THIS CERTIFICATION AND COMPLETE FORM W-8BEN).

PLEASE NOTE: The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

--------------------------------------------------------------------------------
SIGNATURES:

                                   Signed at City, State      Date


PROPOSED INSURED #1
(age 15 or over)                   ------------------------   ------------------


PROPOSED INSURED #2
(age 15 or over)                   ------------------------   ------------------


OWNER
(If other than Proposed Insured)   ------------------------   ------------------
(If age 15 or over) If the Owner is a firm or corporation, include Officer's title with signature.


PARENT OR GUARDIAN
                                   ------------------------   ------------------
(If Owner or Proposed Insured(s) is/are under 18, sign here if not signed above.)


WITNESS TO SIGNATURES
(Licensed Agent/Producer)          ------------------------   ------------------


PLEASE PRINT AGENT/PRODUCER NAME   ------------------------   ------------------

If not witnessing all signatures, Witness should sign next to the signature being witnessed.

ENB-7-05                                                              XX (xx/0x)

                       THIS PAGE INTENTIONALLY LEFT BLANK.

CHECK THE APPROPRIATE COMPANY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL OWNERS

PROPOSED INSURED:
                  --------------------------------------------------------------

[ ] METROPOLITAN LIFE INSURANCE COMPANY   [ ] METLIFE INVESTORS USA INSURANCE COMPANY
[ ] NEW ENGLAND LIFE INSURANCE COMPANY    [ ] GENERAL AMERICAN LIFE INSURANCE COMPANY
[ ] METLIFE INVESTORS INSURANCE COMPANY   [ ] METROPOLITAN TOWER LIFE INSURANCE COMPANY

          THE COMPANY INDICATED ABOVE IS REFERRED TO AS "THE COMPANY".

This supplement will be attached to and become part of the application with which it is used.
--------------------------------------------------------------------------------

SECTION 1 JOINT OR CONTINGENT OWNER

IDENTITY OF JOINT OR CONTINGENT OWNER (if applicable)

TYPE:     [ ] Joint  [ ] Contingent

IDENTITY: [ ] Proposed Insured #1 COMPLETE QUESTION 1 ONLY.

          [ ] Proposed Insured #2 COMPLETE QUESTION 1 ONLY.

          [ ] Other Person COMPLETE QUESTIONS 1 AND 2.

--------------------------------------------------------------------------------

IF U.S. DRIVER'S LICENSE ALREADY PROVIDED, NO FURTHER INFORMATION IS REQUIRED.

1. JOINT or CONTINGENT OWNER IDENTIFICATION

[ ] U.S. Driver's License already provided on page 1 of Application

                                                                  GOVERNMENT ISSUED
[ ] U.S. Driver's License [ ] Green Card [ ] Passport [ ] Other
                                                                ---------------------

Issuer of ID                                       ID Issue Date
             -------------------------------------               --------------------

ID Reference Number                                ID Expiration Date
                    ------------------------------                    ---------------

--------------------------------------------------------------------------------
2. JOINT OR CONTINGENT OWNER OTHER THAN PROPOSED INSURED(S)

          FIRST                     MIDDLE                     LAST
Name
     ---------------------------------------------------------------------------

Street
        ------------------------------------------------------------------------

City                                                  State         Zip
     ------------------------------------------------       -------     --------

Phone Number (     )
             -------------------------------------------------------------------

Citizenship                        Country of Permanent Residence
            ----------------------                                --------------

                   MONTH      DAY      YEAR
Date of Birth                                   SSN/Tax ID
              ---------------------------------            ---------------------

Relationship to Proposed Insured(s)
                                    --------------------------------------------

Employer's Name
                ----------------------------------------------------------------

Street
       -------------------------------------------------------------------------

City                                                  State         Zip
     ------------------------------------------------       -------     --------

Position/Title/Duties                           Length of Employment
                     -------------------------                       -----------

NOTE: P.O. Box numbers CANNOT be accepted for street addresses

--------------------------------------------------------------------------------
SECTION 2 CUSTODIAN ACTING ON BEHALF OF OWNER

                     FIRST                  MIDDLE                  LAST
Custodian's name
                 ---------------------------------------------------------------

                                       NAME(S) OF MINOR(S)
as custodian for
                 ---------------------------------------------------------------

                NAME OF STATE
under the                            Uniform Transfers [or Gifts] to Minors Act.
          -------------------------

Street
       -------------------------------------------------------------------------

City                                                  State         Zip
     ----------------------------------------------         ------      --------

Relationship to Minor(s)
                         -------------------------------------------------------

                                                                GOVERNMENT ISSUED
[ ] U.S. Driver's License [ ] Green Card [ ] Passport [ ] Other
                                                                -----------------

Issuer of ID                                       ID Issue Date
             -----------------------------------                 ---------------

ID Reference Number                                ID Expiration Date
                    ----------------------------                      ----------

EOWN-32-05                                                            XX (xx/0x)

                      THIS PAGE INTENTIONALLY LEFT BLANK.

--------------------------------------------------------------------------------
TEMPORARY INSURANCE AGREEMENT & RECEIPT

PROPOSED INSURED:
                 ---------------------------------------------------------------

--------------------------------------------------------------------------------

[ ] METROPOLITAN LIFE INSURANCE COMPANY   [ ] METLIFE INVESTORS INSURANCE COMPANY
[ ] NEW ENGLAND LIFE INSURANCE COMPANY    [ ] GENERAL AMERICAN LIFE INSURANCE COMPANY
                  [ ] METLIFE INVESTORS USA INSURANCE COMPANY

          THE COMPANY INDICATED ABOVE IS REFERRED TO AS "THE COMPANY."

--------------------------------------------------------------------------------
PLEASE READ BOTH SIDES OF THIS RECEIPT CAREFULLY. IT INCLUDES IMPORTANT INFORMATION REGARDING TEMPORARY INSURANCE AND LIMITATIONS THEREUNDER.

WHAT DOES TEMPORARY INSURANCE PROVIDE?

For those eligible, Temporary Insurance provides for the payment of a death benefit, upon receipt of proof of death of the Proposed Insured(s). The Temporary Insurance death benefit will be for the amount of insurance and for the amount of any riders applied for on the life of the deceased Proposed Insured(s) identified on the application and the application supplement(s) completed in conjunction with and bearing the date of this Receipt. The total amount of death benefit under this Receipt and all other receipts issued by all the companies listed above will not be more than $1,000,000 for any Proposed Insured(s) (a total of $2,000,000 for survivorship life policies).* However, there will be no death benefit provided if death is by suicide. The death benefit will be paid to the person who would have received payment under the policy, had it been issued.

Temporary Insurance also provides that, if the health of the Proposed Insured(s) changes while Temporary Insurance is in effect, the Company will consider the health of the Proposed Insured(s) as of the date Temporary Insurance began in deciding whether to issue the policy applied for. If the Proposed Insured(s) should have a material change while Temporary Insurance is in effect, the total amount of insurance which may be issued under this Receipt will not be more than $1,000,000 (a total of $2,000,000 for survivorship life policies).*

If the application and the application supplement(s) completed in conjunction with and bearing the date of this Receipt (the "Application") includes a request for a rider or benefit that waives premiums upon the death or disability of the Applicant of the policy applied for (the "Applicant"), it will be included in the policy issued on the life of the Proposed Insured(s) if the Applicant dies:

     1.   Other than by suicide;
     2.   Before the rider or benefit is declined by the Company; and
     3. While Temporary Insurance is in effect on the life of the Proposed Insured(s).

Premiums under the policy will be waived by reason of the Applicant's death as provided by the rider or benefit applied for.

--------------------------------------------------------------------------------
WHO IS ELIGIBLE FOR TEMPORARY INSURANCE?

The Proposed Insured(s) under the policy applied for is/are eligible for Temporary Insurance, as long as EACH of the following are true:

     1. The Application, its supplement(s) and paramedical/medical exam; do not include any material misrepresentation; AND
     2. The Proposed Insured(s) has/have never received medical treatment for or been diagnosed as having: cancer; Human Immunodeficiency Virus
          (HIV); Acquired Immune Deficiency Syndrome (AIDS); coronary artery disease; stroke; alcohol abuse; drug abuse; AND
     3.   The Proposed Insured(s) is/are at least 14 days old.

--------------------------------------------------------------------------------
WHEN DOES TEMPORARY INSURANCE START?

Coverage starts on the later of: the date of this Receipt; or (if required at the time the Application is completed by the Company's underwriting rules) the date of any medical examination of the Proposed Insured(s) if one of the following is provided on the date of the Application:

     1.   Payment of one month's premium for the policy applied for; or
     2.   Properly completed MetLife salary deduction plan form(s); or
     3.   Properly completed government allotment form(s); or
     4. If the life insurance applied for with the Application is to be part of a Qualified Plan under the Employee Retirement Income Security Act of 1974 "ERISA" (e.g.: a Pension Plan; Profit Sharing Plan; or a 401K
          Plan) and the proposed owner is the trustee of the Qualified Plan: (1) the Commission Disclosure forms supplied to the proposed owner; and
          (2) the employer group number (EGN) for the plan: has been assigned by the Company; and is entered in the appropriate space on the Application.

* Should there be more than one application or receipt for any person to be insured, the share for each application will be in the ratio that the amount applied for on that application bears to the total amount of insurance applied for under all such applications.

ETIA-8-05

--------------------------------------------------------------------------------
TEMPORARY INSURANCE AGREEMENT & RECEIPT

PAGE 2
(CONTINUED)

If the Company does not receive the full amount of any: check; draft; or money order, it will not constitute payment and Temporary Insurance will not be in effect.

However, Temporary Insurance will be in effect, if it has not already ended under the terms of this Receipt, if a Proposed Insured dies: from an accident; within 30 days from the date of this Receipt; before the required medical exam described above is completed; and one of the above 4 items was received prior to or on the date of the Application.

--------------------------------------------------------------------------------
WHEN DOES TEMPORARY INSURANCE END?

Temporary Insurance on any person will end on the earliest of the following:

     1. When coverage under a policy issued by the Company as a result of the Application takes effect.

     2. When a policy issued by the Company as a result of the Application is not accepted.

     3. When the Company offers to refund any payment received under this Receipt.

     4. The date the Proposed Insured(s) or the Applicant learns that either the Application has been declined or the Company has decided to terminate the Temporary Insurance; or five days from the date that the Company mails to the Proposed Insured(s) or the Applicant, at the address on the Application, a notice that the Application has been declined or the Company has decided to terminate the Temporary Insurance.

     5. If the Application is for a Qualified Plan under ERISA, the Proposed Owner learns that either the Application has been declined or the Company has decided to terminate the Temporary Insurance; or five days from the date that the Company mails to the Proposed Insured(s) or the Applicant, at the address on the Application, a notice that the Application has been declined.

     6.   One hundred and twenty (120) days from the date of this Receipt.

If no policy takes effect, any payment received will be refunded when Temporary Insurance ends.

--------------------------------------------------------------------------------
ALL Premium Checks must be made payable to the Company.

LIMITATIONS ON AUTHORITY

No one but the President, the Secretary or a Vice-President of the Company may change or waive the terms of this Receipt.

Receipt of: (check one) [ ] $
                             ----------------------------------
                      [ ] MetLife salary deduction plan form(s)
                      [ ] Government allotment form(s)
                      [ ] Qualified Plan form(s)
is acknowledged in connection with the Application made on this date in which the

Proposed Insured(s) is (are):
                              --------------------------------------------------
and the plan of insurance is:                         from
                              -----------------------      ---------------------
                                                                 (Company)

Receipt Date:
              ------------------------------------------------------------------

Title:
       -------------------------------------------------------------------------

Sales Office:
              ------------------------------------------------------------------

Agent/Producer signature:
                          ------------------------------------------------------

METROPOLITAN LIFE INSURANCE COMPANY   NEW ENGLAND LIFE INSURANCE COMPANY   GENERAL AMERICAN LIFE INSURANCE COMPANY
New York, NY 10166                    Boston, MA 02116                     St. Louis, MO 63128


/s/ Gwenn L. Carr                     /s/ James D. Gaughan                 /s/ James D. Gaughan
-----------------------------------   ----------------------------------   -------------------------------
Gwenn L. Carr,                        James D. Gaughan, Secretary          James D. Gaughan, Secretary
Vice-President and Secretary

METLIFE INVESTORS USA INSURANCE COMPANY   METLIFE INVESTORS INSURANCE COMPANY
Wilmington, DE 19899                      St. Louis, MO 63128


/s/ Richard C. Pearson                    /s/ Richard C. Pearson
-------------------------                 ---------------------------
Richard C. Pearson,                       Richard C. Pearson,
Executive Vice-President                  Executive Vice-President

--------------------------------------------------------------------------------

DO NOT: MAKE CHECK PAYABLE TO THE AGENT; OR LEAVE THE PAYEE BLANK.

Note: If you have not heard from the Company within 120 days from the date of this Receipt, please contact the Company's representative.

ETIA-8-05

                                     PART I

OFFICE USE ONLY:         CHECK THE APPROPRIATE COMPANY.
--------------------------------------------------------------------------------
TELE-UNDERWRITING APPLICATION FOR LIFE INSURANCE
--------------------------------------------------------------------------------

[ ]  METROPOLITAN LIFE INSURANCE COMPANY            [ ]  METLIFE INVESTORS INSURANCE COMPANY
     200 Park Avenue, New York, NY 10166                 13045 Tesson Ferry Road, St. Louis, MO 63128
[ ]  NEW ENGLAND LIFE INSURANCE COMPANY             [ ]  GENERAL AMERICAN LIFE INSURANCE COMPANY
     501 Boylston Street, Boston, MA 02116-3700          13045 Tesson Ferry Road, St. Louis, MO 63128

                             [ ]  METLIFE INVESTORS USA INSURANCE COMPANY
                  222 Delaware Avenue, Suite 900, PO Box 25130, Wilmington, DE 19899

          THE COMPANY INDICATED ABOVE IS REFERRED TO AS "THE COMPANY".

--------------------------------------------------------------------------------
SECTION 1 PROPOSED INSURED(S)

1. PROPOSED INSURED #1

           FIRST                  MIDDLE                      LAST
Name
     ---------------------------------------------------------------------------

Street
       -------------------------------------------------------------------------

City                            State                   Zip
     --------------------------       -----------------     --------------------

SSN/Tax ID
           ---------------------------------------------------------------------

Home Phone Number (     )               Best TIME (2 hour period) to call:
                   -----  -------------                           FROM
Work Phone Number (     )                                              ---------
                   -----  ------------- [ ] Daytime [ ] Evening   TO
Cell Phone Number (     )                                            -----------
                   -----  -------------
                                        Best NUMBER to call: [ ] Home [ ] Work [ ] Cell

Language Preference for Telephone Interview
                                            ------------------------------------

Driver's License Number                                          State
                        ----------------------------------------       ---------

License Issue Date                         License Expiration Date
                   -----------------------                         -------------

Marital Status [ ] Single [ ] Married [ ] Separated [ ] Divorced [ ] Widowed

                MONTH      DAY      YEAR
Date of Birth                                 State/Country of Birth
              -------------------------------                        -----------

Sex [ ] Male [ ] Female

NOTE: P.O. Box numbers CANNOT be accepted for street addresses.

--------------------------------------------------------------------------------
2. PROPOSED INSURED #2

Life 2, Spouse, Designated Life, Person to be covered under Applicant's Waiver of Premium Benefit

Relationship to Proposed Insured #1
                                    --------------------------------------------

           FIRST                  MIDDLE                      LAST
Name
     ---------------------------------------------------------------------------

IF ADDRESS IS SAME AS PROPOSED INSURED #1, WRITE "SAME".

Street
       -------------------------------------------------------------------------

City                            State                   Zip
     --------------------------       -----------------     --------------------

SSN/Tax ID
           ---------------------------------------------------------------------

Home Phone Number (     )               Best TIME (2 hour period) to call:
                   -----  -------------                           FROM
Work Phone Number (     )                                              ---------
                   -----  ------------- [ ] Daytime [ ] Evening   TO
Cell Phone Number (     )                                            -----------
                   -----  -------------
                                        Best NUMBER to call: [ ] Home [ ] Work [ ] Cell

Language Preference for Telephone Interview
                                            ------------------------------------

Driver's License Number                                          State
                        ----------------------------------------       ---------

License Issue Date                         License Expiration Date
                   -----------------------                         -------------

Marital Status [ ] Single [ ] Married [ ] Separated [ ] Divorced [ ] Widowed

                MONTH      DAY      YEAR
Date of Birth                                 State/Country of Birth
              -------------------------------                        -----------

Sex [ ] Male [ ] Female

ADDITIONAL INSUREDS: See Supplemental Forms Package.

ETU-20-05

2

If more space is needed, please use the Additional Information Section, Page 8.
--------------------------------------------------------------------------------
SECTION 2 EXISTING OR APPLIED FOR INSURANCE

1.   EXISTING OR APPLIED FOR INSURANCE

A. Do any of the Proposed Insureds or Owners have any exisitng or applied for life insurance (L) or annuity (A) contracts with this or any other company?

     PROPOSED INSURED   [ ] YES [ ] NO   OWNER   [ ] YES [ ] NO

IF YES, provide details on PROPOSED INSURED ONLY:

   PROPOSED
    INSURED                  TYPE       AMOUNT      YEAR OF    ACCIDENTAL    EXISTING OR
(#1, #2, OTHER)   COMPANY   (L, A)   OF INSURANCE    ISSUE    DEATH AMOUNT   APPLIED FOR
----------------------------------------------------------------------------------------
                                                                                 [ ]E
                                                                                 [ ]A
----------------------------------------------------------------------------------------
                                                                                 [ ]E
                                                                                 [ ]A
----------------------------------------------------------------------------------------
                                                                                 [ ]E
                                                                                 [ ]A
----------------------------------------------------------------------------------------
                                                                                 [ ]E
                                                                                 [ ]A
----------------------------------------------------------------------------------------
                                                                                 [ ]E
                                                                                 [ ]A
----------------------------------------------------------------------------------------

B. Do any of the Proposed Insureds have any application for disability insurance (D) or critical illness insurance (C) or long term care insurance
     (LTC) applied for or planned with THIS Company
     or its affiliates?                                           [ ] YES [ ] NO

IF YES, provide: Proposed Insured (#1, #2, other)        Type (D, C, LTC)
                                                  ------                  ------

IF YES - Some states require the completion of an additional form. See instructions on the cover of the Replacement Forms Package.

--------------------------------------------------------------------------------
2.   REPLACEMENT

A. In connection with this application, has there been, or will there be with this or any other company any: surrender transaction; loan; withdrawal; lapse; reduction or redirection of premium/consideration; or change transaction (except conversions) involving an annuity or other life
     insurance?                                                   [ ] YES [ ] NO

IF YES, complete Replacement Questionnaire and Disclosure AND any other state required replacement forms.

B.   Is this an exchange under Internal Revenue
     code section 1035?                                           [ ] YES [ ] NO

IF YES, complete the 1035 Exchange Authorization FOR EACH AFFECTED POLICY.

Applicable replacement and 1035 exchange forms can be found in Replacement Forms Package.

ETU-20-05

 If more space is needed, please use the Additional Information Section, Page 8.
--------------------------------------------------------------------------------
SECTION 3 OWNER

IDENTITY OF PRIMARY OWNER (Check one)

[ ] Proposed Insured #1 COMPLETE QUESTION 1 ONLY.

[ ] Proposed Insured #2 COMPLETE QUESTION 1 ONLY.

[ ] Other Person COMPLETE QUESTIONS 1 AND 2.

[ ] Entity COMPLETE QUESTION 3 ONLY.

--------------------------------------------------------------------------------
IF U.S. DRIVER'S LICENSE ALREADY PROVIDED, NO FURTHER INFORMATION IS REQUIRED.

1.   OWNER IDENTIFICATION

[ ] U.S. Driver's License already provided on page 1. (Proposed Insured)

                                                                   GOVERNMENT ISSUED
[ ] U.S. Driver's License [ ] Green Card [ ] Passport [ ] Other
                                                                ----------------------

Issuer of ID                                             ID Issue Date
             -------------------------------------------               ---------------

ID Reference Number                                      ID Expiration Date
                    ------------------------------------                    ----------

--------------------------------------------------------------------------------
2.   OWNER OTHER THAN PROPOSED INSURED(S)

            FIRST                   MIDDLE                     LAST
Name
     ---------------------------------------------------------------------------

Street
       -------------------------------------------------------------------------

City                                                 State       Zip
     -----------------------------------------------       -----     -----------

Phone Number (  )
             -------------------------------------------------------------------

Citizenship                          Country of Permanent Residence
            ------------------------                                ------------

                 MONTH      DAY       YEAR
Date of Birth                                    SSN/Tax ID
              ----------------------------------            --------------------

Relationship to Proposed Insured(s)
                                    --------------------------------------------
Employer's Name
                ----------------------------------------------------------------

Street
       -------------------------------------------------------------------------

City                                                 State       Zip
     -----------------------------------------------       -----     -----------

Position/Title/Duties                           Length of Employment
                      -------------------------                      -----------

[ ] Check if you wish ownership to revert to Insured upon Owner and Contingent Owner's death.

NOTE: P.O. Box numbers CANNOT be accepted for street addresses.

IF CUSTODIAN is acting on behalf of a minor under UTMA/UGMA, please complete Additional Owner Form in Supplemental Forms package.

--------------------------------------------------------------------------------
3.   ENTITY/TRUST AS OWNER

Entity/Trust Type: [ ] C Corporation [ ] S Corporation       [ ] LLC
                   [ ] Partnership   [ ] Sole Proprietorship [ ] Trust

                                                         MONTH     DAY   YEAR
Tax ID Number                             Date of Trust
              --------------------------                ------------------------

Name of Entity/Trust
                     -----------------------------------------------------------

Name of Trustee(s)
                   -------------------------------------------------------------

Street
       -------------------------------------------------------------------------

City                                                 State       Zip
     -----------------------------------------------       -----     -----------

Proposed Insured(s) Relationship to Entity
                                           -------------------------------------

Nature of Business                               Business Phone
                   -----------------------------                ----------------

Is entity publicly traded? [ ] YES [ ] NO

IF NO, please supply one of the following documents: (INDICATE WHICH ONE YOU ARE SUPPLYING.)

          [ ] Articles of Incorporation/Government Issued Business License
          [ ] LLC Operating Agreement
          [ ] Partnership Agreement
          [ ] Government Issued Certificate of Good Standing

IF TRUST Complete Trust Certification form in Supplemental Forms Package.

IF BUSINESS Complete Business Supplement form in Supplemental Forms Package.

ETU-20-05

4

 If more space is needed, please use the Additional Information Section, Page 8.
--------------------------------------------------------------------------------
SECTION 4 BENEFICIARY(IES)

NOTE: Federal law states if you leave someone with special needs any assets over $2,000, they may lose eligibility for most government benefits.

--------------------------------------------------------------------------------
CONTINGENT BENEFICIARIES ONLY

[ ] Check here if you want any and all living and future natural or adopted children of Proposed Insured #1 to be included as Contingent Beneficiaries. Name any living children as beneficiaries below.

--------------------------------------------------------------------------------
CHECK HERE AND DO NOT COMPLETE IF PRIMARY BENEFICIARY IS SAME AS TRUST OR ENTITY OWNER.

[ ] PRIMARY

               FIRST                    MIDDLE                    LAST
Name
     ---------------------------------------------------------------------------

Street
       -------------------------------------------------------------------------

City                                            State             Zip
     ----------------------------------------         ---------       ----------

                 MONTH      DAY       YEAR
Date of Birth                                   SSN/Tax ID      NOT REQUIRED
              -------------------------------

Relationship to Proposed Insured(s)
                                    --------------------------------------------

Percent of Proceeds           (Multiple Beneficiaries will receive an equal
                    ---------
percentage of proceeds unless otherwise instructed.)

[ ] PRIMARY [ ] CONTINGENT

               FIRST                    MIDDLE                    LAST
Name
     ---------------------------------------------------------------------------

Street
       -------------------------------------------------------------------------

City                                            State             Zip
     ----------------------------------------         ---------       ----------

                 MONTH      DAY       YEAR
Date of Birth                                   SSN/Tax ID      NOT REQUIRED
              -------------------------------

Relationship to Proposed Insured(s)
                                    --------------------------------------------

Percent of Proceeds           (Multiple Beneficiaries will receive an equal
                    ---------
percentage of proceeds unless otherwise instructed.)

[ ] PRIMARY [ ] CONTINGENT

               FIRST                    MIDDLE                    LAST
Name
     ---------------------------------------------------------------------------

Street
       -------------------------------------------------------------------------

City                                            State             Zip
     ----------------------------------------         ---------       ----------

                 MONTH      DAY       YEAR
Date of Birth                                   SSN/Tax ID      NOT REQUIRED
              -------------------------------

Relationship to Proposed Insured(s)
                                    --------------------------------------------

Percent of Proceeds           (Multiple Beneficiaries will receive an equal
                    ---------
percentage of proceeds unless otherwise instructed.)

If there is a court appointed legal Guardian for Beneficiary, provide name and address in Additional Information Section, Page 8.

--------------------------------------------------------------------------------
SECTION 5 CUSTODIAN ACTING FOR MINOR BENEFICIARY(IES)

                          FIRST                MIDDLE                 LAST
Custodian's name
                 ---------------------------------------------------------------

                                       NAME(S) OF MINOR(S)
as custodian for
                 ---------------------------------------------------------------

                 NAME OF STATE
under the                            Uniform Transfers [or Gifts] to Minors Act.
          --------------------------

Street
       -------------------------------------------------------------------------

City                                            State             Zip
     ----------------------------------------         ---------       ----------

Relationship to Minor(s)
                         -------------------------------------------------------

ETU-20-05

 If more space is needed, please use the Additional Information Section, Page 8.
--------------------------------------------------------------------------------
SECTION 6 INFORMATION REGARDING INSURANCE APPLIED FOR

1.   PRODUCT & FACE AMOUNT

Product Name
             -------------------------------------------------------------------

Face Amount $           (COMPLETE PERSONAL FINANCIAL SUPPLEMENT IF $1,000,000
             ----------
OR MORE.)

[ ] Group Conversion *

Optional Benefits and Riders:

[ ] Guaranteed Survivor Plus Purchase Options (GSPO+)*
    Option Period(s): COMPLETE FOR FIRST DESIGNATED LIFE       $
                                                                ----------------
[ ] Guaranteed Survivor Income Benefit (GSIB)
[ ] Term Rider SPECIFY:                                        $
                        --------------------------------------  ----------------
[ ] Life Guaranteed Purchase Option (LGPO)
[ ] Acceleration of Death Benefit Rider (ADBR)*
[ ] Enricher Options (PAIR/VABR)* SPECIFY:                     $
                                           -------------------  ----------------
[ ] Long Term Care Guaranteed Purchase Option (LTC-GPO)
[ ] Disability Waiver (DW) SPECIFY:                            $
                                    --------------------------  ----------------
[ ] Other
           ---------------------------------------------------------------------

Special Requests/Other:

[ ] Save Age    [ ] Specific Policy Date
                                         --------------------------------------
[ ] Other
           ---------------------------------------------------------------------

--------------------------------------------------------------------------------

Check here if [ ] alternate OR [ ] additional policy is requested and provide full details below. Include SIGNED & DATED illustration for each policy requested.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*Complete these forms, if applicable:
..    ADBR
..    Enricher/Equity Additions
..    Group Conversion
..    GSPO+ (if more than one Designated Life) These forms can be found in the
     Supplemental Forms Package.

--------------------------------------------------------------------------------
2.   ADDITIONAL INFORMATION FOR WHOLE LIFE PRODUCTS

Do you request automatic payment of premium in default by Policy Loan
(FOR TRADITIONAL PLANS), if available?                           [ ] YES [ ] NO

Dividend Options:

[ ] Paid-up Additions   [ ] VAI Equity Additions*    [ ] Premium Reduction
[ ] Cash                [ ] Accumulations/DWI
[ ] Other
           ---------------------------------------------------------------------

--------------------------------------------------------------------------------
3.   ADDITIONAL INFORMATION FOR UNIVERSAL LIFE/VARIABLE LIFE PRODUCTS

Planned Premium Amount: Year 1 $                Excess/Lump Sum $
                                ---------------                  ---------------

Duration of premium payments
                             ---------------------------------------------------

Planned annual unscheduled payment (IF APPLICABLE): $
                                                     ---------------------------

Renewal Premium (IF APPLICABLE): $
                                  ----------------------------------------------

Death Benefit Option/Contract Type
                                   ---------------------------------------------

Definition of Life Insurance Test: [ ] Guideline Premium Test [ ] Cash Value Accumulation Test (IF AVAILABLE UNDER POLICY APPLIED FOR)

Guaranteed to age: (VUL ONLY)   [ ] 65   [ ] 75   [ ] 85   [ ] 5 years

[ ] Other
          --------

For Variable Life, also complete Variable Life Supplement.

--------------------------------------------------------------------------------
4.   ADDITIONAL INFORMATION FOR QUALIFIED PLANS

                                                EGN/PENSION NUMBER
Qualified/Non-Qualified Plan number
                                    -----------------------------------------

ETU-20-05

6

       If more space is needed, please use the Additional Section, Page 8.
--------------------------------------------------------------------------------
SECTION 7 PAYMENT INFORMATION

1.   PAYMENT MODE (CHECK ONE.)

DIRECT BILL:        [ ] Annual   [ ] Semi-Annual [ ] Quarterly

ELECTRONIC PAYMENT: [ ] Monthly

SPECIAL ACCOUNT:    [ ] Government Allotment     [ ] Salary Deduction

Additional Details:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If MONTHLY ELECTRONIC PAYMENT is chosen, complete Electronic Payment Account Agreement.

--------------------------------------------------------------------------------
2.   SOURCE OF CURRENT AND FUTURE PAYMENTS (CHECK ALL THAT APPLY.)

[ ] Earned Income [ ] Mutual Fund/Brokerage Account [ ] Money Market Fund

[ ] Savings [ ] Use of Values in another Life Insurance/Annuity Contract

[ ] Certificate of Deposit [ ] Loans [ ] Other
                                               ---------------------------------

--------------------------------------------------------------------------------
3.   PAYMENT

Amount collected with application $
                                    --------------------------------------------
(MUST EQUAL AT LEAST ONE MONTHLY PREMIUM.)

Premium Payor:

[ ] Proposed Insured #1 [ ] Proposed Insured #2 [ ] Primary Owner

[ ] Other

    Name
         -----------------------------------------------------------------------

    Relationship to Proposed Insured(s) and Owner
                                                  ------------------------------

    Reason this person is the Payor
                                    --------------------------------------------

NOTE: It is Company Policy to not accept cash, traveler's checks, or money orders as a form of payment for Variable Life Products.

--------------------------------------------------------------------------------
4.   BILLING ADDRESS INFORMATION

[ ] Proposed Insured #1 Address [ ] Proposed Insured #2 Address

[ ] Primary Owner's Address

[ ] Other Premium Payor's/Alternate Billing Address (PROVIDE DETAILS HERE.)

Street
       -------------------------------------------------------------------------
City                                                   State       Zip
     -------------------------------------------------       -----     ---------

[ ] Special Arrangements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
E-MAIL ADDRESSES (OPTIONAL)

Proposed Insured #1
                    ------------------------------------------------------------
Proposed Insured #2
                    ------------------------------------------------------------
Primary Owner
              ------------------------------------------------------------------
Joint/Contingent Owner
                       ---------------------------------------------------------

ETU-20-05

                                     PART II

 If you need more space, please use the Additional Information Section, Page 8.
--------------------------------------------------------------------------------
SECTION 1 GENERAL RISK QUESTIONS

The following questions are to be answered for ALL persons to be insured, including those covered by any riders applied for.

--------------------------------------------------------------------------------
1.   CITIZENSHIP/RESIDENCY

     A. Are all persons to be insured U.S. Citizens?              [ ] YES [ ] NO

IF NO, please provide details:

Proposed Insured(s)                      Country of Citizenship
                    --------------------                        ----------------

Visa Type/ID                             Visa Number
             ---------------------------             ---------------------------

Expiration Date                          Length of Time in U.S.
                ------------------------                        ----------------

[ ] Check here if currently applying for a Social Security number.

     B. Are all persons to be insured permanent residents of the United States?
                                                                  [ ] YES [ ] NO

IF NO, please provide details:

Proposed Insured(s)
                    ------------------------------------------------------------
Country of Residence
                     -----------------------------------------------------------

If you need more space, please use the Additional Information Section, below and on Page 8.

--------------------------------------------------------------------------------
2. Has any person to be insured ever received medical treatment for or been diagnosed as having: cancer; Human Immunodeficiency Virus (HIV); Acquired Immune Deficiency Syndrome (AIDS); coronory heart disease; stroke; alcohol
     abuse; or drug abuse?                                        [ ] YES [ ] NO

IF YES, do not collect advance payment.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

ETU-20-05

8

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

                  USE THIS PAGE FOR ANY ADDITIONAL INFORMATION.
                      ATTACH A SEPERATE SHEET IF NECESSARY.

--------------------------------------------------------------------------------

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ETU-20-05

--------------------------------------------------------------------------------
CERTIFICATION/ AGREEMENT/ DISCLOSURE
--------------------------------------------------------------------------------

CERTIFICATION REGARDING SALES ILLUSTRATION Agent must check the appropriate statement below.

[ ] Agent certifies that a signed illustration is NOT REQUIRED by law or the policy applied for is not illustrated in this state.
[ ] An illustration was signed and MATCHES THE POLICY APPLIED FOR. It is included with this application.
[ ] An illustration was shown or provided but is DIFFERENT FROM THE POLICY APPLIED FOR. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery.
[ ] NO ILLUSTRATION CONFORMING TO THE POLICY as applied for was shown or provided prior to or at the time of this application. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery.
--------------------------------------------------------------------------------

[ ] If illustration was ONLY SHOWN ON A COMPUTER SCREEN, check and complete details below.
     An illustration was displayed on a computer screen. The displayed illustration MATCHES THE POLICY APPLIED FOR but no printed copy of the illustration was provided. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery. The illustration on the screen included the following personal and policy information:

1. Gender (as illustrated)              [ ] M   [ ] F   [ ] Unisex   Age
                                                                         -------------------------
2. Rating class (e.g. Standard, smoker) [ ] Preferred   [ ] Standard   [ ] Non-smoker   [ ] smoker
                                        [ ] Other
                                                  ------------------------------------------------
3. Type of policy (e.g. L-98, Whole Life)
                                          --------------------------------------------------------
4. Initial Death Benefit $                 Death Benefit Option
                          -----------------                     ----------------------------------
5. Guaranteed Minimum Death Benefit [ ] age 55   [ ] Age 65   [ ] age 75   [ ] Age 85   [ ] 5 years
6. Dividend Option
                   -------------------------------------------------------------------------------
7. Riders                                                                $
          --------------------------------------------------------------  ------------------------
                                                                         $
          --------------------------------------------------------------  ------------------------
                                                                         $
          --------------------------------------------------------------  ------------------------

--------------------------------------------------------------------------------
FRAUD WARNINGS

ARKANSAS, KENTUCKY, LOUISIANA, NEW MEXICO, OHIO, OKLAHOMA

Any person who knowingly and with intent to defraud any insurance company or any other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading information concerning any fact material thereto, commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

--------------------------------------------------------------------------------
WASHINGTON D.C., TENNESSEE, VIRGINIA

It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or denial of insurance benefits.

--------------------------------------------------------------------------------
AGREEMENT/DISCLOSURE

I HAVE READ THIS TELE-UNDERWRITING APPLICATION FOR LIFE INSURANCE AND TO THE BEST OF MY KNOWLEDGE AND BELIEF, ALL ANSWERS GIVEN AND STATEMENTS MADE ARE TRUE AND COMPLETE. I ALSO AGREE THAT:

..    My statements in this Tele-Underwriting Application, on any supplements or amendments, during the tele-underwriting interview, and during any paramedical/medical exam are the basis of any policy issued.
..    My acceptance of any insurance policy means I agree to any changes shown on the Application for Individual and Multi-Life Life Insurance that will be included in the policy.
..    This application and any: amendment(s); paramedical/medical exam; and
     supplement(s) that become part of the application, will be attached to and become part of the new policy.
..    The tele-underwriting interview will be recorded by the Company.
..    Only the Company's President, Secretary or Vice-President may: (a) make or change any contract of insurance; (b) make a binding promise about insurance; or (c) change or waive any term of an application, receipt, or policy.
..    No information will be deemed to have been given to the Company unless it is stated in this Tele-Underwriting Application for Life Insurance and its supplement(s), during the tele-underwriting interview, during a paramedical/medical exam, or on an amendment.

ETU-20-05

10

--------------------------------------------------------------------------------

CERTIFICATION/ AGREEMENT/ DISCLOSURE

(CONTINUED)

--------------------------------------------------------------------------------

..    Except as stated in the Temporary Insurance Agreement and Receipt, no insurance will take effect until a policy is delivered to the Owner and the full first premium due is paid. It will only take effect at the time it is delivered if: (a) the condition of health of each person to be insured is the same as stated in the tele-underwriting interview; and (b) no person to be insured has received any medical advice or treatment from a medical practitioner since the date the tele-underwriting interview was completed.
..    I understand that paying my insurance premiums more frequently than annually may result in a higher yearly out-of-pocket cost or different cash values.
..    IF I INTEND TO REPLACE EXISTING INSURANCE OR ANNUITIES, I HAVE SO INDICATED
     IN THE APPROPRIATE QUESTION OF PART I OF THIS TELE-UNDERWRITING APPLICATION FOR LIFE INSURANCE.
..    IF I HAVE APPLIED FOR A VARIABLE LIFE PRODUCT, THIS TELE-UNDERWRITING
     APPLICATION FOR LIFE INSURANCE IS THE APPLICATION REFERRED TO IN THE
     POLICY, IF APPLICABLE: FOR THE PURPOSES OF THE FREE LOOK PERIOD DURING
     WHICH I CAN RETURN THE POLICY TO THE COMPANY AND RECEIVE A REFUND; AND FOR THE PURPOSES OF THE INVESTMENT START DATE.
..    I HAVE RECEIVED THE COMPANY'S CONSUMER PRIVACY NOTICE AND, AS REQUIRED, THE
     LIFE INSURANCE BUYER'S GUIDE.
..    IF I WAS REQUIRED TO SIGN AN HIV INFORMED CONSENT AUTHORIZATION, I HAVE
     RECEIVED A COPY OF THAT AUTHORIZATION.

--------------------------------------------------------------------------------
TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

Under penalties of perjury, I, the Owner, certify that:

     The number shown in this application is my correct taxpayer identification number, and I am not subject to backup withholding because:

(a) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; OR
(b) the IRS has notified me that I am not subject to backup withholding. (IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN, YOU MUST CROSS OUT AND INITIAL THIS ITEM.)

     I am a U.S. citizen or a U.S. resident alien for tax purposes. (IF YOU ARE NOT A U.S. CITIZEN OR A U.S. RESIDENT ALIEN FOR TAX PURPOSES, PLEASE CROSS OUT THIS CERTIFICATION AND COMPLETE FORM W-8BEN).

PLEASE NOTE: The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

--------------------------------------------------------------------------------

SIGNATURES:

                                   Signed at City, State      Date


PROPOSED INSURED #1
(age 15 or over)                   ------------------------   ------------------


PROPOSED INSURED #2
(age 15 or over)                   ------------------------   ------------------


OWNER
(If other than Proposed Insured)   ------------------------   ------------------
(If age 15 or over) If the Owner is a firm or corporation, include Officer's title with signature.


PARENT OR GUARDIAN
                                   ------------------------   ------------------
(If Owner or Proposed Insured(s) is/are under 18, sign here if not signed above.)


WITNESS TO SIGNATURES
(Licensed Agent/Producer)          ------------------------   ------------------


PLEASE PRINT AGENT/PRODUCER NAME
                                 -----------------------------------------------

If not witnessing all signatures, Witness should sign next to the signature being witnessed.

ETU-20-05

--------------------------------------------------------------------------------
                     TEMPORARY INSURANCE AGREEMENT & RECEIPT

PROPOSED INSURED:
                  --------------------------------------------------------------

--------------------------------------------------------------------------------

[ ] METROPOLITAN LIFE INSURANCE COMPANY  [ ] METLIFE INVESTORS INSURANCE COMPANY
[ ] NEW ENGLAND LIFE INSURANCE COMPANY   [ ] GENERAL AMERICAN LIFE INSURANCE COMPANY
                       [ ] METLIFE INVESTORS USA INSURANCE COMPANY

          THE COMPANY INDICATED ABOVE IS REFERRED TO AS "THE COMPANY".

--------------------------------------------------------------------------------
PLEASE READ BOTH SIDES OF THIS RECEIPT CAREFULLY. IT INCLUDES IMPORTANT INFORMATION REGARDING TEMPORARY INSURANCE AND LIMITATIONS THEREUNDER.

WHAT DOES TEMPORARY INSURANCE PROVIDE?

For those eligible, Temporary Insurance provides for the payment of a death benefit, upon receipt of proof of death of the Proposed Insured(s). The Temporary Insurance death benefit will be for the amount of insurance and for the amount of any riders applied for on the life of the deceased Proposed Insured(s) identified on the Tele-underwriting Application for Life Insurance and the application supplement(s) completed in conjunction with and bearing the date of this Receipt. The total amount of death benefit under this Receipt and all other receipts issued by all the companies listed above will not be more than $1,000,000 for any Proposed Insured(s) (a total of $2,000,000 for survivorship life policies).* However, there will be no death benefit provided if death is by suicide. The death benefit will be paid to the person who would have received payment under the policy, had it been issued.

Temporary Insurance also provides that, if the health of the Proposed Insured(s) changes while Temporary Insurance is in effect, the Company will consider the health of the Proposed Insured(s) as of the date Temporary Insurance began in deciding whether to issue the policy applied for. If the Proposed Insured(s) should have a material change while Temporary Insurance is in effect, the total amount of insurance which may be issued under this Receipt will not be more than $1,000,000 (a total of $2,000,000 for survivorship life policies).*

If the application and the application supplement(s) completed in conjunction with and bearing the date of this Receipt (the "Application") includes a request for a rider or benefit that waives premiums upon the death or disability of the Applicant of the policy applied for (the "Applicant"), it will be included in the policy issued on the life of the Proposed Insured(s) if the Applicant dies:

     1.   Other than by suicide;
     2.   Before the rider or benefit is declined by the Company; and
     3. While Temporary Insurance is in effect on the life of the Proposed Insured(s).

Premiums under the policy will be waived by reason of the Applicant's death as provided by the rider or benefit applied for.

--------------------------------------------------------------------------------
WHO IS ELIGIBLE FOR TEMPORARY INSURANCE?

The Proposed Insured(s) under the policy applied for is/are eligible for Temporary Insurance, as long as EACH of the following are true:

     1. The Tele-underwriting Application for Life Insurance and tele-underwriting interview, its supplement(s) and paramedical/medical exam; do not include any material misrepresentation; AND
     2. The Proposed Insured(s) has/have never received medical treatment for or been diagnosed as having: cancer; Human Immunodeficiency Virus
          (HIV); Acquired Immune Deficiency Syndrome (AIDS); coronary artery disease; stroke; alcohol abuse; drug abuse; AND
     3.   The Proposed Insured(s) is/are at least 14 days old.

--------------------------------------------------------------------------------
WHEN DOES TEMPORARY INSURANCE START?

Coverage starts on the later of: the date the tele-underwriting interview is completed; or (if required at the time the Tele-Underwriting Application for Life Insurance is completed by the Company's underwriting rules) the date of any medical examination of the Proposed Insured(s) provided that one of the following is received on the date of the Tele-Underwriting Application for Life
Insurance:

     1.   Payment of one month's premium for the policy applied for; or
     2.   Properly completed MetLife salary deduction plan form(s); or
     3.   Properly completed government allotment form(s); or
     4. If the life insurance applied for with the Application is to be part of a Qualified Plan under the Employee Retirement Income Security Act of 1974 "ERISA" (e.g.: a Pension Plan; Profit Sharing Plan; or a 401K
          Plan) and the proposed owner is the trustee of the Qualified Plan: (1) the Commission Disclosure forms supplied to the proposed owner; and
          (2) the employer group number (EGN) for the plan: has been assigned by the Company; and is entered in the appropriate space on the Application.

* Should there be more than one application or receipt for any person to be insured, the share for each application will be in the ratio that the amount applied for on that application bears to the total amount of insurance applied for under all such applications.

ETUTIA-21-05                                                          XX (xx/0x)

--------------------------------------------------------------------------------
                     TEMPORARY INSURANCE AGREEMENT & RECEIPT

PAGE 2
(CONTINUED)

If the Company does not receive the full amount of any: check; draft; or money order, it will not constitute payment and Temporary Insurance will not be in effect.

However, Temporary Insurance will be in effect, if it has not already ended under the terms of this Receipt, if a Proposed Insured dies: from an accident; within 30 days from the date of this Receipt; before the required tele-underwriting interview and/or medical exam described above is completed; and one of the above 4 items was received prior to or on the date of the Tele-underwriting Application for Life Insurance.

--------------------------------------------------------------------------------
WHEN DOES TEMPORARY INSURANCE END?

Temporary Insurance on any person will end on the earliest of the following:

     1. When coverage under a policy issued by the Company as a result of the Application takes effect.
     2. When a policy issued by the Company as a result of the Application is not accepted.
     3. When the Company offers to refund any payment received under this Receipt.
     4. The date the Proposed Insured(s) or the Applicant learns that either the Application has been declined or the Company has decided to terminate the Temporary Insurance; or five days from the date that the Company mails to the Proposed Insured(s) or the Applicant, at the address on the Application, a notice that the Application has been declined or the Company has decided to terminate the Temporary Insurance.
     5. If the Application is for a Qualified Plan under ERISA, the Proposed Owner learns that either the Application has been declined or the Company has decided to terminate the Temporary Insurance; or five days from the date that the Company mails to the Proposed Insured(s) or the Applicant, at the address on the Application, a notice that the Application has been declined.
     6.   One hundred and twenty (120) days from the date of this Receipt.

If no policy takes effect, any payment received will be refunded when Temporary Insurance ends.

--------------------------------------------------------------------------------
ALL Premium Checks must be made payable to the Company.

DO NOT: MAKE CHECKS PAYABLE TO THE AGENT; OR LEAVE THE PAYEE BLANK.

LIMITATIONS ON AUTHORITY

No one but the President, the Secretary or a Vice-President of the Company may change or waive the terms of this Receipt.

Receipt of: (check one) [ ]$
                            ---------------------------------
                        [ ] MetLife salary deduction plan form(s)
                        [ ] Government allotment form(s)
                        [ ] Qualified Plan form(s)
is acknowledged in connection with the Application made on this date in which the

Proposed Insured(s) is (are):
                              --------------------------------------------------
and the plan of insurance is:                       from
                              ---------------------      -----------------------
                                                                (Company)
Receipt Date:
              ------------------------------------------------------------------
Title:
       -------------------------------------------------------------------------
Sales Office:
              ------------------------------------------------------------------
Agent/Producer signature:
                          ------------------------------------------------------

METROPOLITAN LIFE INSURANCE COMPANY   NEW ENGLAND LIFE INSURANCE COMPANY   GENERAL AMERICAN LIFE INSURANCE COMPANY
New York, NY 10166                    Boston, MA 02116                     St. Louis, MO 63128


/s/ Gwenn L. Carr                     /s/ James D. Gaughan                 /s/ James D. Gaughan
-----------------------------------   ----------------------------------   ---------------------------------------
Gwenn L. Carr,                        James D. Gaughan,                    James D. Gaughan,
Vice-President and Secretary          Secretary                            Secretary


   METLIFE INVESTORS USA INSURANCE COMPANY   METLIFE INVESTORS INSURANCE COMPANY
   Wilmington, DE 19899                      St. Louis, MO 63128


   /s/ Richard C. Pearson                    /s/ Richard C. Pearson
   --------------------------                -----------------------------------
   Richard C. Pearson,                       Richard C. Pearson
   Executive Vice-President                  Executive Vice-President

--------------------------------------------------------------------------------
Note: If you have not heard from the Company within 120 days from the date of this Receipt, please contact the Company's representative.

ETUTIA-21-05                                                          XX (xx/0x)

--------------------------------------------------------------------------------
                            VARIABLE LIFE SUPPLEMENT

Proposed Insured:
                  --------------------------------------------------------------

METROPOLITAN LIFE INSURANCE COMPANY

This supplement will be attached to and become part of the application with which it is used.

--------------------------------------------------------------------------------
IMPORTANT INFORMATION FOR THE OWNER - PLEASE READ CAREFULLY

Variable Life Insurance is generally not appropriate for time horizons of less than 10 years. These products are long-term investments that may have significant short term surrender charges. Variable Life Insurance is designed to provide death benefit protection while offering the potential for long-term cash accumulation and may not be appropriate in situations where significant liquidation of assets in the near future is expected.

THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS.

THE CASH VALUE MAY INCREASE OR DECREASE, EVEN TO THE EXTENT OF BEING REDUCED TO ZERO, IN ACCORDANCE WITH SEPARATE ACCOUNT INVESTMENT EXPERIENCE.

THE COST OF INSURANCE RATES FOR THIS POLICY MAY CHANGE. THE RATES CURRENTLY BEING CHARGED ARE NOT GUARANTEED, AND THE COMPANY MAY CHARGE THE FULL MAXIMUM GUARANTEED RATES.

ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS AND CASH VALUES, ARE AVAILABLE UPON REQUEST.

--------------------------------------------------------------------------------
OWNER'S INFORMATION

Tax bracket      % Liquid Net Worth $
            -----                     ------------------------------------------
                   (EXCLUDE PERSONAL RESIDENCE, AUTOMOBILES & HOME FURNISHINGS.)

Prior Investment Experience (CHOOSE ALL THAT APPLY AND INDICATE YOUR YEARS OF
EXPERIENCE.)

[ ] Certificate of Deposit      years  [ ] Stocks      years  [ ] Mutual Funds      years
                           ----                   ----                         ----

[ ] Money Markets               years  [ ] Bonds      years
                  -------------                  ----

[ ] Other                                                                  years
          ---------------------------------------------------------   ----

Is Owner(s) an associated person of a broker dealer?              [ ] YES [ ] NO

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND RISK TOLERANCE

INVESTMENT OBJECTIVE

Indicate the investment objective for your policy's funding options.

[ ] Capital Preservation
[ ] Income
[ ] Growth & Income
[ ] Growth
[ ] Aggressive Growth

RISK TOLERANCE

Have you completed the Asset Allocation Questionnaire? [ ] YES [ ] NO IF YES, please submit with application.

Indicate risk tolerance below. (Choose only one) Be sure it supports the investment objective and your risk tolerance for this policy.

[ ] Conservative   [ ] Conservative to Moderate
[ ] Conservative   [ ] Conservative to Moderate   [ ] Moderate
[ ] Moderate       [ ] Moderate to Aggressive
                   [ ] Moderate to Aggressive     [ ] Aggressive
                   [ ] Moderate to Aggressive     [ ] Aggressive

Capital Preservation   Seeks income and stability with minimal risk.
Income                 Seeks current income over time.
Growth & Income        Seeks capital appreciation over long term combined with
                       current dividend income.
Growth                 Seeks capital appreciation over long term.
Aggressive Growth      Seeks maximum capital appreciation over time by investing
                       in speculative and/or higher risk securities.

                                                                       CONTINUED

MFND-4-05                                                                (05/05)

--------------------------------------------------------------------------------
                    OPTIONAL AUTOMATED INVESTMENT STRATEGIES

PAGE 2
(CONTINUED)

--------------------------------------------------------------------------------
You may select ONLY ONE of the following:

IF YOU ARE NOT ELECTING ANY AUTOMATED INVESTMENT STRATEGIES, PLEASE PROCEED TO THE INVESTMENT ALLOCATION SECTION ON THE NEXT PAGE.

--------------------------------------------------------------------------------
[ ] INDEX SELECTOR

No other funding options can be selected when using this strategy.

Check only ONE of the categories below. MetLife will allocate 100% of your net premium based on the current allocation for the Index Selector Model you choose.

[ ] Conservative
[ ] Conservative to Moderate
[ ] Moderate
[ ] Moderate to Aggressive
[ ] Aggressive

I understand that MetLife will allocate my initial net payment and future net premiums based on the current allocation of the Index Selector Model I select, which my representative has shown me, for as long as I remain in this model. I accept this current allocation and understand it may change at any time (after MetLife notifies me about the change). MetLife will rebalance the amount in the Index Divisions and the Fixed Account each calendar quarter to match the applicable allocation percentages for that model.

--------------------------------------------------------------------------------
[ ] EQUITY GENERATOR

A percent of premium must be allocated to the Fixed Account when this option is chosen.

Automatically transfers the current month's earnings from the Fixed Account into one of the following funding options each monthly anniversary.

Please indicate the funding option into which the transfers are to be made:

[ ] MetLife Stock Index Portfolio
[ ] BlackRock Aggressive Growth Portfolio

--------------------------------------------------------------------------------
[ ] EQUALIZER

A percent of premium must be allocated to the Fixed Account when this option is chosen.

Automatically rebalances the cash value in the Fixed Account and the funding option chosen below to a 50/50 split each calendar quarter.

Please indicate the funding option to be used for the Equalizer option:

[ ] MetLife Stock Index Portfolio [ ] BlackRock Aggressive Growth Portfolio

--------------------------------------------------------------------------------
[ ] REBALANCER

Automatically rebalances the cash values in the funding options in the same proportion that the net premiums are then being allocated. Rebalancing occurs each calendar quarter.

--------------------------------------------------------------------------------
[ ] ALLOCATOR

A percent of premium must be allocated to the Fixed Account when this option is chosen.

Automatically transfers a set amount of money from the Fixed Account to any number of available funding options on each monthly anniversary. (Value of Fixed Account must be sufficient to ensure a minimum of three (3) consecutive monthly transfers.)

Please choose one of the following transfer options. Indicate the destination funding options and the dollar amount to be transferred to each in the Allocator column on the next page.

[ ] Transfer $                    per month until the Fixed Account is depleted.
               ------------------

[ ] Transfer $                    per month for                 months.
               ------------------               ---------------

[ ] Transfer a total of $         over             months in equal installments.
                          -------      -----------

The Allocator is a form of dollar cost averaging. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of fluctuation in price levels. An investor should consider his/her ability to continue purchases in periods of low price levels.

                                                                       CONTINUED

MFND-4-05                                                                (05/05)

--------------------------------------------------------------------------------
                              INVESTMENT ALLOCATION

PAGE 3 (CONTINUED)

Please select funding options that are appropriate for the RISK TOLERANCE and INVESTMENT OBJECTIVE indicated on the first page of this form. Some funding options may be appropriate for more than one investment objective. For more complete information about a specific funding option, including charges and expenses, please read the prospectus carefully.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                  Indicate Initial Allocation in whole percentages; must equal 100%.                     Use this column only if you
                                                                                                         have chosen the option on
                                                                                                         previous page.

RISK LEVEL        NAME                                                      INITIAL PREMIUM ALLOCATION            ALLOCATOR
------------------------------------------------------------------------------------------------------------------------------------
CONSERVATIVE      Fixed Account                                                               %                   $  N/A
                                                                                    ----------
                  Salomon Brothers U.S. Government Portfolio
                                                                                    ----------                    ---------
------------------------------------------------------------------------------------------------------------------------------------
CONSERVATIVE TO   BlackRock Bond Income Portfolio
MODERATE                                                                            ----------                    ---------
                  Lehman Brothers(R) Aggregate Bond Index Portfolio
                                                                                    ----------                    ---------
                  PIMCO Total Return Portfolio
                                                                                    ----------                    ---------
------------------------------------------------------------------------------------------------------------------------------------
MODERATE          Salomon Brothers Strategic Bond Opportunities Portfolio
                                                                                    ----------                    ---------
                  Lord Abbett Bond Debenture Portfolio
                                                                                    ----------                    ---------
                  BlackRock Diversified Portfolio
                                                                                    ----------                    ---------
                  MFS Total Return Portfolio
                                                                                    ----------                    ---------
                  Neuberger Berman Real Estate Portfolio
                                                                                    ----------                    ---------
------------------------------------------------------------------------------------------------------------------------------------
MODERATE TO       American Funds Growth-Income Fund
AGGRESSIVE                                                                          ----------                    ---------
                  BlackRock Large Cap Value Portfolio
                                                                                    ----------                    ---------
                  Davis Venture Value Portfolio
                                                                                    ----------                    ---------
                  FI Value Leaders Portfolio
                                                                                    ----------                    ---------
                  Harris Oakmark Large Cap Value Portfolio
                                                                                    ----------                    ---------
                  Harris Oakmark Focused Value Portfolio
                                                                                    ----------                    ---------
                  Neuberger Berman Mid Cap Value Portfolio
                                                                                    ----------                    ---------
                  BlackRock Investment Trust Portfolio
                                                                                    ----------                    ---------
                  MetLife Stock Index Portfolio
                                                                                    ----------                    ---------
                  MFS Investors Trust Portfolio
                                                                                    ----------                    ---------
                  BlackRock Strategic Value Portfolio
                                                                                    ----------                    ---------
                  FI Mid Cap Opportunities Portfolio
                                                                                    ----------                    ---------
                  Met/AIM Mid Cap Core Equity Portfolio
                                                                                    ----------                    ---------
                  MetLife Mid Cap Stock Index Portfolio
                                                                                    ----------                    ---------
------------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE        FI International Stock Portfolio
                                                                                    ----------                    ---------
                  Harris Oakmark International Portfolio
                                                                                    ----------                    ---------
                  MFS Research International Portfolio
                                                                                    ----------                    ---------
                  Morgan Stanley EAFE(R) Index Portfolio
                                                                                    ----------                    ---------
                  Oppenheimer Global Equity Portfolio
                                                                                    ----------                    ---------
                  American Funds Growth Fund
                                                                                    ----------                    ---------
                  BlackRock Legacy Large Cap Growth Portfolio
                                                                                    ----------                    ---------
                  Janus Aggressive Growth Portfolio
                                                                                    ----------                    ---------
                  Jennison Growth Portfolio
                                                                                    ----------                    ---------
                  Oppenheimer Capital Appreciation Portfolio
                                                                                    ----------                    ---------
                  T. Rowe Price Large Cap Growth Portfolio
                                                                                    ----------                    ---------
                  BlackRock Aggressive Growth Portfolio
                                                                                    ----------                    ---------
                  Loomis Sayles Small Cap Portfolio
                                                                                    ----------                    ---------
                  Russell 2000(R) Index Portfolio
                                                                                    ----------                    ---------
                  T. Rowe Price Mid-Cap Growth Portfolio
                                                                                    ----------                    ---------
                  Franklin Templeton Small Cap Growth Portfolio
                                                                                    ----------                    ---------
                  Met/AIM Small Cap Growth Portfolio
                                                                                    ----------                    ---------
                  T. Rowe Price Small Cap Growth Portfolio
                                                                                    ----------                    ---------
                  American Funds Global Small Capitalization Fund
                                                                                    ----------                    ---------
                  RCM Global Technology Portfolio
                                                                                    ----------                    ---------
------------------------------------------------------------------------------------------------------------------------------------
OTHER             MetLife Conservative Allocation Portfolio
                                                                                    ----------                    ---------
                  MetLife Conservative to Moderate Allocation Portfolio
                                                                                    ----------                    ---------
                  MetLife Moderate Allocation Portfolio
                                                                                    ----------                    ---------
                  MetLife Moderate to Aggressive Allocation Portfolio
                                                                                    ----------                    ---------
                  MetLife Aggressive Allocation Portfolio
                                                                                    ----------                    ---------
Write in any
available funds   -------------------------------------------------------           ----------                    ---------
not listed
above.            -------------------------------------------------------           ----------                    ---------

                                                                       CONTINUED

MFND-4-05 FF                                                             (05/05)

--------------------------------------------------------------------------------
                         OTHER IMPORTANT OWNER QUESTIONS

PAGE 4
(CONTINUED)
--------------------------------------------------------------------------------

1. I elect to have the monthly deduction from the cash values taken as follows:

     [ ]  From the Fixed Account only.
     [ ] Proportionately from the funding options based on the cash value in each at the time of the deduction.

If you have chosen the Fixed Account, please note that if the Fixed Account has insufficient cash value to pay the monthly charges, these charges will be deducted proportionately from each funding option based on the cash value in each at the time of the deduction.

2.   Have you received a prospectus for the policy applied for?
     IF YES, please indicate:
                                                                  [ ] YES [ ] NO

Date of prospectus:
                    ------------------------------------------------------------

Date of any prospectus supplement package:
                                           -------------------------------------

3. Did your agent/producer review your financial situation, risk tolerance and investment objectives prior to completing this application?
                                                                  [ ] YES [ ] NO

     IF NO, please indicate on what basis this product was recommended?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4.   Do you understand that:

     A. The amount and duration of the death benefit may increase or decrease depending on the policy's investment return, subject to any guarantees provided by the policy?
                                                                  [ ] YES [ ] NO

     B. There is no guaranteed minimum cash value and the cash value may increase or decrease depending on the policy's investment return?
                                                                  [ ] YES [ ] NO

5. Do you believe that this policy and the funding options you have selected will meet your insurance needs and financial objectives?
                                                                  [ ] YES [ ] NO

6. If funding options selected do not reflect the risk tolerance on the first page of this form, please explain:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MFND-4-05 FF                                                             (05/05)